EXHIBIT 15


August 8, 2002





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated August 8, 2002 on our review of consolidated interim financial information of FirstEnergy Corp. (the "Company") as of and for the three and six months ended June 30, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 333-40063, 333-48587, 333-48651, 333-58279, 333-65409, 333-75985, 333-56094, 333-72764, 333-72766,
333-72768, 333-81183 and 333-89356).

Very truly yours,




PricewaterhouseCoopers LLP

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                                                                      EXHIBIT 15


August 8, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated August 8, 2002 on our review of consolidated interim financial information of Ohio Edison Company (the "Company") as of and for the three and six months ended June 30, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 33-49135, 33-49259, 33-49413, 33-51139, 333-01489 and 333-05277).

Very truly yours,




PricewaterhouseCoopers LLP

                                                                     EXHIBIT 15




August 8, 2002





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated August 8, 2002 on our review of interim financial information of Pennsylvania Power Company (the "Company") as of and for the three and six months ended June 30, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 33-62450 and 33-65156).

Very truly yours,




PricewaterhouseCoopers LLP

                                                                      EXHIBIT 15





August 8, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated August 8, 2002 on our review of consolidated interim financial information of Jersey Central Power & Light Company (the "Company") as of and for the three and six months ended June 30, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statement (File
No. 333-88783).

Very truly yours,




PricewaterhouseCoopers LLP

                                                                      EXHIBIT 15



August 8, 2002





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated August 8, 2002 on our review of consolidated interim financial information of Pennsylvania Electric Company (the "Company") as of and for the three and six months ended June 30, 2002 and included in the Company's quarterly report on Form 10-Q for the quarter then ended is incorporated by reference in its Registration Statements (File Nos. 333-62295, 333-62295-01 and 333-62295-02).

Very truly yours,




PricewaterhouseCoopers LLP

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